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                                                                    EXHIBIT 99.3

                                LITTELFUSE, INC.
                    SUMMARY OF EXECUTIVE OFFICER COMPENSATION

     The compensation of executive officers of Littelfuse, Inc. (the "Company") primarily consists of four variable components: base salary, a potential cash bonus under the Company's Annual Incentive Plan, equity compensation under the Littelfuse, Inc. Equity Incentive Compensation Plan (the "Equity Plan"), and other benefits.

SALARIES

     The base salaries for Mr. Gordon Hunter, the Chairman of the Board, President and Chief Executive Officer of the Company, and each of the other four most highly compensated executive officers of the Company other than the Chief Executive Officer named below (the "Other Executive Officers"), effective July 1, 2006, are as follows:

              NAME AND PRINCIPAL POSITIONS                BASE SALARY
              ----------------------------                -----------
Gordon Hunter, Chairman, President and
Chief Executive Officer                                     $600,000

Philip G. Franklin, Vice President, Operations Support
and Chief Financial Officer                                 $325,000

David R. Samyn, Vice President and General Manager,
Electronics Business Unit                                   $260,000

David W. Heinzmann, Vice President and General Manager,
Automotive Business Unit                                    $225,000

Dal Ferbert, Vice President and General Manager,
Electrical Business Unit                                    $215,000

ANNUAL INCENTIVE PLAN

     The minimum, target and maximum amounts to be awarded under the Annual Incentive Plan for fiscal year 2006 for Mr. Hunter and each of the Other Executive Officers, subject to achievement of financial objectives of the Company and individual performance objectives, are as follows:

                                                          MINIMUM, TARGET AND
                                                            MAXIMUM AMOUNTS
                                                           AS A PERCENTAGE OF
              NAME AND PRINCIPAL POSITIONS                    BASE SALARY
              ----------------------------                -------------------
Gordon Hunter, Chairman, President and
Chief Executive Officer                                      0, 75 & 150%

Philip G. Franklin, Vice President, Operations Support
and Chief Financial Officer                                  0, 50 & 100%

David R. Samyn, Vice President and General Manager,
Electronics Business Unit                                    0, 40 & 80%

David W. Heinzmann, Vice President and General Manager,
Automotive Business Unit                                     0, 40 & 80%

Dal Ferbert, Vice President and General Manager,
Electrical Business Unit                                     0, 40 & 80%

     These amounts are established by the Compensation Committee, after consulting with the Chief Executive Officer, with input from compensation survey data. In determining each of the Other Executive Officer's total award, Company performance is determined based on the achievement by the Company of specified financial objectives, which include sales, earnings per share and cash flow, while individual performance is determined based on each of the Other Executive Officer's achievement of specified performance objectives. At the end of each fiscal year, the amount of the total award paid to each of the Other Executive Officers is determined based on Company and individual performance using the mathematical formula weighting each of the factors described above, as previously established under the program by the Compensation Committee, after consulting with the Chief Executive Officer. The determination of whether each of the Other Executive Officers achieved his or her specified performance objectives is made by the Compensation Committee after consulting with the Chief Executive Officer. The Compensation Committee, in administering the Annual Incentive Plan as it relates to the Chief Executive Officer, makes all of the determinations described above with respect to the Chief Executive Officer after analyzing the factors described above.

STOCK PLAN AWARDS

     The annual awards of options to purchase shares of Common Stock of the Company relating to fiscal year 2006, granted on May 5, 2006, with an exercise price of $34.33 per share, under the Equity Plan to Mr. Hunter and each of the Other Executive Officers are as follows:

                                                          NUMBER OF
              NAME AND PRINCIPAL POSITIONS                 SHARES
              ----------------------------                ---------
Gordon Hunter, Chairman, President and
Chief Executive Officer                                     60,000

Philip G. Franklin, Vice President, Operations Support
and Chief Financial Officer                                 22,000

David R. Samyn, Vice President and General Manager,
Electronics Business Unit                                   15,000

David W. Heinzmann, Vice President and General Manager,
Automotive Business Unit                                    15,000

Dal Ferbert, Vice President and General Manager,
Electrical Business Unit                                    15,000


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     The form of Non-Qualified Stock Option Agreement, including vesting provisions, pursuant to which such awards were made is incorporated herein by reference to Exhibit 99.4 to the Company's Current Report on Form 8-K dated May 5, 2006.

     The Company made its annual grant of Performance Shares on May 5, 2006, which consist of restricted stock awards granted subject to attaining certain performance goals over a three-year period, commencing with its fiscal year 2006, pursuant to Performance Share Agreements with Mr. Hunter and each of the Other Executive Officers under the Equity Plan as follows:

                                                               100% OF
                                                          TARGET AMOUNT IN
              NAME AND PRINCIPAL POSITIONS                NUMBER OF SHARES
              ----------------------------                ----------------
Gordon Hunter, Chairman, President and
Chief Executive Officer                                         6,000

Philip G. Franklin, Vice President, Operations Support
and Chief Financial Officer                                     5,000

David R. Samyn, Vice President and General Manager,
Electronics Business Unit                                       5,000

David W. Heinzmann, Vice President and General Manager,
Automotive Business Unit                                        5,000

Dal Ferbert, Vice President and General Manager,
Electrical Business Unit                                        5,000

     These Performance Share awards are subject to the Company attaining certain financial performance goals relating to return on the net tangible assets and earnings before interest, taxes, depreciation and amortization of the Company during the three-year period ending January 3, 2009. A target amount of shares is awarded. The shares may be earned based on achievement of the foregoing financial performance goals on a sliding scale from 0% to 100% of the target amount of awarded shares at the end of the three-year period. If any shares are earned, they are issued in the name of the executive but held by the Company subject to restrictions relating to continued employment with the Company that lapse in thirds over the next three-year period. The form of Performance Share Agreement pursuant to which such grants were made is incorporated herein by reference to Exhibit 99.5 to the Company's Current Report on Form 8-K dated May 5, 2006.

OTHER BENEFITS

     The Chief Executive Officer and the Other Executive Officers participate in the same Company medical insurance, 401(k) plan, and pension plan designed for all of the Company's full-time US associates. The Company's Supplemental Executive Retirement Plan ("SERP") is a legacy plan that is not being offered to any associates that are not currently participants in the plan. Mr. Franklin is the only named executive officer currently participating in the SERP. The


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Chief Executive Officer and the Other Executive Officers are also provided with supplemental life insurance equal to three times salary plus $10,000, up to $5,000 of executive physicals, and financial counseling of up to $10,000 in the first year and up to $5,000 thereafter. No executive officers of the Company are expected to receive perquisites in excess of $50,000 in 2006.

WHERE MORE INFORMATION CAN BE FOUND

     Each of the plans and agreements mentioned herein and the forms of awards thereunder are discussed further in the Company's annual Proxy Statement for Annual Meeting of Stockholders and are filed with the SEC and can be found on the SEC's website at www.sec.gov.


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